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                                                                    EXHIBIT 1.01



                                SELLING AGREEMENT





                               GLOBAL MACRO TRUST
                           (A DELAWARE BUSINESS TRUST)


                                  $____________


                          UNITS OF BENEFICIAL INTEREST





                         MILLBURN RIDGEFIELD CORPORATION
                                 Managing Owner




                             DATED __________, 2001
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                               GLOBAL MACRO TRUST

                                SELLING AGREEMENT


                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----

Section  1.  Representations and Warranties
                          of the Managing Owner.............................................     1

Section  2.  Offering and Sale of Units.....................................................     5

Section  3.  Compliance with Appendix F and General Laws....................................     8

Section  4.  Blue Sky Survey................................................................    10

Section  5.  Covenants of the Managing Owner................................................    10

Section  6.  Payment of Expenses and Fees...................................................    11

Section  7.  Conditions of Closing..........................................................    12

Section  8.  Indemnification, Contribution and Exculpation..................................    16

Section  9.  Status of Parties..............................................................    17

Section 10.  Representations, Warranties and
                          Agreements to Survive Delivery....................................    17

Section 11.  Termination....................................................................    18

Section 12.  Survival.......................................................................    18

Section 13.  Notices and Authority to Act...................................................    18

Section 14.  Parties........................................................................    18

Section 15.  Governing Law..................................................................    18

Section 16.  Consent to Jurisdiction........................................................    18

Section 17.  Counterparts...................................................................    18

Exhibit A -- Additional Selling Agent Agreement


                                      -i-
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                               GLOBAL MACRO TRUST
                           (A DELAWARE BUSINESS TRUST)

                                  $____________

                          UNITS OF BENEFICIAL INTEREST

                            INITIALLY $1,000 PER UNIT


                                SELLING AGREEMENT

                                                                          [DATE]


[SELLING AGENT]


Dear Sirs:

                  MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (THE "MANAGING OWNER"), has caused the formation, on _____, 2001, of a business trust pursuant to the Delaware Business Trust Act (the "Delaware Act") under the name, GLOBAL MACRO TRUST (THE "TRUST"), for the purposes of engaging in the speculative trading of futures and forward contracts, options on futures and forward contracts and other commodity interests, implementing the systematic trading methods of the Managing Owner. [SELLING AGENT] (the "SELLING AGENT") shall be the principal Selling Agent for the Trust. Other selling agents (the "Additional Selling Agents") may be selected by the Managing Owner, with the consent of the Selling Agent, in accordance with the terms of this Agreement and the Additional Selling Agent Agreement, attached as Exhibit A hereto.

                  The Trust desires to raise capital as herein provided by the sale of units of beneficial interest in the Trust (the "Units"), the purchasers of which will become beneficiaries ("Unitholders") of the Trust, and the Selling Agent hereby agrees to use its best efforts to market the Units pursuant to the terms hereof. Accordingly, the Selling Agent, the Managing Owner and the Trust, intending to be legally bound, hereby agree as follows.

                  Section 1. REPRESENTATIONS AND WARRANTIES OF THE MANAGING OWNER. The Managing Owner represents and warrants to the Selling Agent as follows -- such representations and warranties to be restated and reaffirmed as of each Closing Time (as defined in Section 2 hereof):

                  (a) The Trust has provided to the Selling Agent, and filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-1 (No. 333-_____), as initially filed with the SEC on _________, 2001, as amended by Amendment No. 1 thereto filed with the SEC on ________, 2001, for the registration of the Units under the Securities Act of 1933, as amended (the "1933 Act"), and has filed one copy thereof with the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act, as amended (the "Commodity Act"), and the rules and regulations thereunder (the "CFTC Regulations"), and one copy with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13. The registration statement as amended and delivered to all parties hereto at the time it


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         becomes effective and the prospectus included therein are hereinafter called the "Registration Statement" and the "Prospectus," respectively, except that (i) if the Trust files a subsequent post-effective amendment to the registration statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the registration statement as amended by such post-effective amendment thereto, and the term "Prospectus" shall refer to the prospectus as most recently issued by the Trust pursuant to the rules and regulations of the SEC promulgated under the 1933 Act (the "SEC Regulations").

                  Except as required by law, the Trust will not file any amendment to the Registration Statement or any amendment and/or supplement to the Prospectus which shall be reasonably objected to by the Selling Agent. The Managing Owner agrees to suspend the offering immediately and inform the Selling Agent if the Managing Owner has any reason to believe that it may be necessary or advisable to amend the Registration Statement or supplement the Prospectus.

                  The Trust will not utilize any promotional brochure or other marketing materials (collectively, "Promotional Material"), including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations, which are reasonably objected to by the Selling Agent. No reference to the Selling Agent may be made in the Registration Statement, Prospectus or in any Promotional Material which has not been approved in writing by the Selling Agent, which approval such Selling Agent may withhold in its sole and absolute discretion. The Trust will file all Promotional Material with the National Association of Securities Dealers, Inc. (the "NASD"), and will not use any such Promotional Material to which the NASD has objected without first effecting such modifications as are necessary to address any such objection. The Trust will file all Promotional Material in state jurisdictions as requested or required by law, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).

                  All representations, warranties and indemnities set forth herein will be deemed to be restated in their entirety as of each Closing Time (as defined in Section 2(h) hereof).

                  (b) The certificate of trust (the "Certificate of Trust") pursuant to which the Trust has been formed and the Declaration of Trust and Trust Agreement of the Trust (the "Trust Agreement") provide for the subscription for and sale of the Units of the Trust; all action required to be taken by the Managing Owner and the Trust as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Closing Time (as defined in Section 2(h) hereof) will have been, taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust as to which the subscribers thereto will have the same limitation on personal liability as stockholders in a private corporation for profit organized under the laws of the State of Delaware and will be Unitholders of the Trust entitled to all the applicable benefits under the Trust Agreement and the Delaware Act.

                  (c) The Trust is a business trust duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Prospectus. The Trust is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Unitholders and in which the nature or conduct of its business as described in


                                      -2-
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         the Registration Statement requires such qualification and the failure to be so qualified would materially adversely affect the Trust.

                  (d) The Managing Owner is, and will continue to be so long as it is the managing owner of the Trust, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would materially adversely affect the Trust or the Managing Owner's ability to perform its obligations hereunder.

                  (e) The Trust and the Managing Owner each have full trust and corporate power and authority, as the case may be, under applicable law to perform its respective obligations under the Trust Agreement, the Customer Agreement (the "Customer Agreement") by and among the Selling Agent, the Trust and the Managing Owner and this Agreement, and to conduct its business as described in the Registration Statement and Prospectus.

                  (f) The Registration Statement and Prospectus contain all statements and information required to be included therein by the Commodity Act and the rules and regulations promulgated thereunder. When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including each Closing Time, the Registration Statement, Prospectus and Promotional Material will comply in all material respects with the requirements of the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations and will be accurate and complete in all material respects. The Registration Statement as of its effective date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and each item of Promotional Material (considered individually) as of the date of their issue and at all times subsequent thereto up to and including each Closing Time will not contain any untrue statement of a material fact or (considered collectively) omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statements are made, not misleading.

                  (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there will not have been any adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust, whether or not arising in the ordinary course of business, of which the Selling Agent shall not be informed by the Managing Owner.

                  (h) Each of the Trust Agreement, the Customer Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Managing Owner on behalf of the Trust and by the Managing Owner, and each constitutes a valid, binding and enforceable agreement of the Trust and the Managing Owner in accordance with its terms.

                  (i) The execution and delivery of the Trust Agreement, the Customer Agreement and this Agreement, the incurrence of the obligations set forth therein and herein and the consummation of the transactions contemplated therein, herein and in the Prospectus: (i) will not constitute a breach of, or default under, any instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their


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         property or assets is bound, or any statute, order, rule or regulation applicable to the Managing Owner or the Trust, as the case may be, of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust, as the case may be;
         (ii) will not result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Managing Owner or the Trust; (iii) will not give any party a right to terminate its obligations or result in the acceleration of any obligations under any material instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their respective property or assets is bound; and (iv) will not result in any material liability (other than such as may be contemplated hereby) on the part of either the Managing Owner or the Trust.

                  (j) Except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending nor, to the best of the Managing Owner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust or which is required to be disclosed in the Registration Statement or Prospectus pursuant to the Commodity Act, the 1933 Act, the CFTC Regulations or the SEC Regulations.

                  (k) No stop order relating to the Registration Statement has been issued by any federal or state securities commission, and no proceedings therefor are pending or, to the best knowledge of the Managing Owner, threatened.

                  (l) The Managing Owner and each of its principals and employees have, and will continue to have so long as it is the managing owner of the Trust, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the Managing Owner (either on behalf of itself or its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its or their obligations as described under the Trust Agreement (including, without limitation, registration (i) as a commodity pool operator and commodity trading advisor under the Commodity Act, (ii) membership in the NFA as a "commodity pool operator" and "commodity trading advisor," and (iii) as a "transfer agent" with the Securities and Exchange Commission, and this Agreement and the performance of such obligations will not contravene or result in a breach of any provision of the Managing Owner's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon it or any of its employees or principals.

                  (m) The Trust does not require any federal or state governmental, regulatory, self-regulatory or commodity exchange approvals or licenses, and the Trust need not effect any filings or registrations with any federal or state governmental agencies in order to conduct its business and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings under the 1933 Act, the Commodity Act and state securities laws relating solely to the offering of the Units).

                  (n) The Managing Owner has the financial resources necessary to meet its obligations to the Selling Agent hereunder.


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                  (o) The actual performance of each discretionary client
         account directed by the Managing Owner or any principal of the Managing Owner is disclosed in the Prospectus as required by the rules under the Commodity Act and of the NFA; all of the information regarding the actual performance of the accounts of the Managing Owner and the Managing Owner's principals set forth in the Prospectus is complete and accurate in all material respects and, except as disclosed in the Prospectus, is in accordance and compliance with the disclosure requirements under the Commodity Act and the CFTC Regulations as well as of the NFA. The trading systems which produced the performance records included in the Prospectus are representative of the trading systems to be used for the Trust (although, as described in the Prospectus, these systems have evolved and developed over time).

                  (p) The Managing Owner acknowledges that the Selling Agent's customer lists constitute proprietary data belonging to the Selling Agent, and the Managing Owner agrees that it will not disseminate any confidential information regarding any such data, except as required by law. Furthermore, the Managing Owner agrees that it will not independently solicit any client on the Selling Agent's customer lists, except as requested by the Selling Agent in connection with soliciting investments in the Trust.

                  (q) The accountants who certified the Statement of Financial Position of the Managing Owner and the Statement of Financial Condition of the Trust included in the Registration Statement are, with respect to the Managing Owner and the Trust, independent public accountants as required by the 1933 Act and the SEC Regulations. These Statements fairly present the financial position and financial condition of the Managing Owner and the Trust, as the case may be, as of the date of such Statements. The audited Statement of Financial Position of the Managing Owner and Statement of Financial Condition of the Trust are presented in accordance, and the unaudited Statements of Financial Position of the Managing Owner substantially in accordance, with Generally Accepted Accounting Principles (as currently in effect in the United States).

                  SECTION 2.  OFFERING AND SALE OF UNITS.

                  (a) The Selling Agent is hereby appointed as the principal Selling Agent for the Trust (although as described herein it is contemplated that certain Additional Selling Agents may also market Units) during the term herein specified for the purpose of finding acceptable subscribers for the Units through a public offering of such Units. Subject to the performance by the Managing Owner of its obligations hereunder and to the completeness and accuracy in all material respects of the representations and warranties of the Managing Owner contained herein, the Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts to find acceptable subscribers for the Units.

                  It is understood that the Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including affiliates, which may be offered or sold during the term hereof. The agency of the Selling Agent hereunder shall continue until the expiration or termination of this Agreement as provided herein, including such additional period as may be required to effect a final closing of the sale of the Units subscribed for through the date of such termination.


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                  Each subscriber shall be required to submit a minimum
         subscription of at least $5,000 ($2,000 for trustees or custodians of eligible employee benefit plans and individual retirement accounts; $1,000 for existing Unitholders making additional investments), subject to the higher minimum requirements imposed by certain state regulators as set forth in Exhibit B to the Prospectus. Incremental investments are permitted in $100 multiples, with Units being sold in fractions calculated to three decimal places.

                  The Managing Owner agrees to pay, from its own funds, to the Selling Agent a selling commission of $40 per Unit on each Unit sold by the Selling Agent at the Initial Closing, and 4% of the Net Asset Value per Unit on each Unit sold by the Selling Agent at each Additional Closing, each as defined in Section 2(h) hereof; provided that on subscriptions which (in the aggregate) equal or exceed $100,000, $500,000 or $1,000,000, the Managing Owner will pay a selling commission of $35, $30 or $20, respectively, per Unit (3.5%, 3% or 2%, as the case may be, of the Net Asset Value per Unit at each Additional Closing). In respect of Units sold through and participating in the Selling Agent's "wrap account" program to participants in such program, no selling commission shall be due from the Managing Owner; provided that the Managing Owner shall pay the Selling Agent an administrative fee equal to 0.35 of 1% of the Net Asset Value of each Unit sold through and participating in such "wrap account" program at the Initial Closing and at each Additional Closing.

                  The Selling Agents agree that they will promptly pass on to their Registered Representatives that portion of the selling commissions received from the Managing Owner to which such Registered Representatives are entitled pursuant to the Selling Agent's standard compensation procedures, as determined by the Selling Agent from time to time.

                  (b) For ongoing services rendered to Unitholders, the Managing Owner shall pay the Selling Agent, provided the Selling Agent remains registered with the CFTC as a "futures commission merchant" or "introducing broker" and a member in good standing of the NFA in such capacity, ongoing compensation in an amount equal to 0.33 of 1% (a 4.0% annual rate) of the month-end Net Asset Value of all Units sold by the Selling Agent (other than Units sold through and participating in Selling Agent's "wrap account" program) remaining outstanding as of the end of each month (including Units redeemed as of the end of such month); provided that with respect to subscriptions which (in the aggregate) equal or exceed $100,000, $500,000 or $1,000,000, or to
         Units sold to participants in the Selling Agent's "wrap account" program and which participate in such program, the ongoing compensation or administrative fee, as the case may be, with respect to such Units shall be equal to a 3.5%, 3%, 2% or 0.35% annual rate, respectively. Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit -- which for these purposes occurs when the related subscription proceeds are released from the escrow account into the Trust, not when the related subscriptions are received into escrow -- and shall continue only for as long as such Unit remains outstanding. The Managing Owner shall pay the ongoing compensation due to the Selling Agent within fifteen (15) business days of the end of each calendar quarter.

                  Ongoing compensation, which is payable to the Selling Agent only in respect of Units sold by Registered Representatives who are themselves registered with the CFTC and who have passed either the Series 3 National Commodity Futures Examination or the Series 31 Futures Managed Funds Examination, is contingent upon the provision by such Registered Representatives of ongoing services in connection with the Units sold by such


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         Registered Representatives, including: (i) inquiring of the Managing
         Owner from time to time, at the request of an owner of Units, as to the Net Asset Value per Unit; (ii) inquiring of the Managing Owner from time to time, at the request of an owner of Units, regarding the commodities markets and the Trust; (iii) assisting, at the request of the Managing Owner, in the redemption of Units; and (iv) providing such other services to the owners of Units as the Managing Owner may, from time to time, reasonably request. The Selling Agent agrees to adopt procedures to monitor the adequacy of the ongoing services provided by Registered Representatives.

                  In the case of Units sold by Registered Representatives who are not qualified to receive ongoing compensation as set forth above, the Managing Owner will pay the Selling Agent installment selling commissions or administrative fees, as the case may be, at the same rate as in the case of ongoing compensation, but limited in amount, pursuant to applicable NASD policy, to 5.5% of the initial subscription price of the Units sold by such Registered Representatives (6%, 6.5%, 7.5% and 9.15% in the case of aggregate subscriptions equal to or in excess of $100,000, $500,000 or $1,000,000, or with respect to Units sold to participants in the Selling Agent's "wrap account" program and which participate in such program respectively); provided, that no such installment selling commission shall be payable until the Managing Owner and the Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD Conduct Rules in respect of aggregate compensation which may be received by the Selling Agent.

                  The Selling Agent agrees to adopt procedures to monitor the payment of installment selling commissions in order to ensure that such commissions do not exceed 5.5% (or such higher amount as may be applicable) of the subscription price of affected Units.

                  The Selling Agent agrees to pass ongoing compensation and installment selling commissions on to their Registered Representatives, pursuant to the Selling Agent's standard compensation procedures, as determined by the Selling Agent from time to time.

                  (c) The Managing Owner, with the consent of the Selling Agent, may select Additional Selling Agents which are either (i) dealers who are members in good standing of the NASD or (ii) foreign banks, dealers or institutions ineligible for membership in a registered security association (within the meaning of Rule 2420 of the NASD's Conduct Rules) which agree that they will make no sales of Units within the United States, its territories or possessions or areas subject to its jurisdiction.

                  (d) The Managing Owner will pay Additional Selling Agents selling commissions and ongoing compensation as set forth above, or in such lesser amounts to which the Managing Owner and such Additional Selling Agents may agree.

                  (e) Ongoing compensation will be paid at the end of each calendar quarter on the basis of the Units outstanding during each month during such quarter. Net Assets, for purposes of determining ongoing compensation shall be calculated after reduction of all expenses of the Trust, including accrued and unpaid expenses.

                  A Selling Agent otherwise entitled to ongoing compensation will not be entitled to receipt thereof (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not provide the ongoing services described above.

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                  (f) Once the Trust begins to trade, the Selling Agent will act
         (except as set forth below in this Section 2(f)) as the clearing broker and dealer for the Trust in all markets, foreign and U.S. (the Managing Owner may, however, use such other executing brokers and dealers as the Managing Owner may deem appropriate). The commissions and fees paid to the Selling Agent by the Managing Owner (which shall receive the flat-rate Brokerage Fees from the Trust) for clearing services shall initially be as agreed between them.

                  In the event the Selling Agent does not clear transactions on a particular market, the Managing Owner will give the Selling Agent an opportunity to make alternative clearing arrangements for the Trust on such market, provided that such alternative arrangements are, in the reasonable judgment of the Managing Owner, in the best interests of the Trust. In the event such alternative arrangements cannot be made, all the transactions cleared in such market will be cleared by a clearing broker selected by the Managing Owner.

                  (g) At the end of the Initial Offering Period specified on the cover of the Prospectus, the Managing Owner shall notify the Selling Agent of the initial closing of the Trust (the "Initial Closing" and the date of such closing, the "Initial Closing Time"), as well as of the aggregate number of Units for which the Managing Owner has received acceptable subscriptions. Following the Initial Closing Time, Units may continue to be sold as of the first day of each calendar month (each such sale, an "Additional Closing" and each such date a "Closing Time"), in the discretion of the Trust.

                  (h) No selling commissions or ongoing compensation shall be paid on Units sold to the Managing Owner or any of its principals or affiliates.

                  (i) The Trust shall not in any respect be responsible for any selling commissions or ongoing compensation described herein. All such commissions and ongoing compensation are to be solely the responsibility of the Managing Owner.

                  Section 3.  COMPLIANCE WITH RULE 2810 AND GENERAL LAWS.

                  (a) It is understood that the Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer and sale of the Units, the Selling Agent represents that it will comply fully with all applicable laws, and the rules and interpretations of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory body. In particular, and not by way of limitation, the Selling Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Selling Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

                  (b) The Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Trust is in no respects a "tax shelter") the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the

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         subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust; and the Units are otherwise a suitable investment for the subscriber. The Selling Agent agrees to maintain such records as are required by the applicable rules of the NASD and the state securities commissions for purposes of determining investor suitability. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

                  "The Risks You Face"
                  "Investment Factors"
                  "Performance Information"
                  "The Managing Owner"
                  "Use of Proceeds"
                  "Charges"
                  "Redemptions; Net Asset Value"
                  "Conflicts of Interest"
                  "The Trust and the Trustee"
                  "Federal Income Tax Aspects"
                  "The Futures and Forward Markets"
                  "Supplemental Performance Information"

         In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.

                  The Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

                  (c) All payments for subscriptions may be made by subscriber check payable to "GLOBAL MACRO TRUST" for deposit in the Trust's account maintained at FBR National Bank & Trust, Bethesda, Maryland, and submitted to the Selling Agents. Such payments will be transmitted to FBR National Bank & Trust by Noon, New York time, on the business day (in the case of foreign dealers, as soon as practicable) following receipt thereof in accordance with the procedures set forth in the Prospectus and the Subscription Agreement and Power of Attorney.

                  (d) As an alternative to submitting subscription checks, a subscriber may instead authorize the Selling Agent to debit the subscriber's customer securities account maintained with the Selling Agent. Subscribers who do so must have their subscription payments in their accounts on the date their subscription is accepted -- subscribers to be notified of such date by the Selling Agent. Settlement of the payment for subscriptions will occur not later than three (3) business days following notification by the Managing Owner to the Selling Agent of the acceptance of a particular subscription and not later than the termination of the offering of the Units. On each settlement date, subscribers' customer securities accounts will be debited by the Selling Agent in the amount of their subscriptions. The amount of the subscription payments so debited will be transmitted by such Selling Agent directly to FBR National Bank & Trust in the form of a Selling Agent check or wire transfer made payable to "GLOBAL MACRO TRUST."

                  The Selling Agent and the Managing Owner may make such other arrangements regarding the transmission of subscriptions as they may deem convenient or appropriate; provided that any such arrangement must comply in all relevant respects with SEC Regulation 15c2-4.

                  Section 4. BLUE SKY SURVEY. The Managing Owner agrees to cause Sidley Austin Brown & Wood, counsel to the Managing Owner, to prepare and deliver to the Selling Agent, after having submitted such Blue Sky Survey to counsel for the Selling Agent for such counsels' review and approval, a Blue Sky Survey which shall set forth the United States jurisdictions in which the Units may be offered and sold. The Managing Owner agrees to use its best efforts to qualify the Units under the securities or Blue Sky laws of the various state jurisdictions, and to maintain such qualification during the term of the offering, provided that the Managing Owner reserves the right to withdraw application for the Units' registration. It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Units in any United States jurisdiction, on advice given by Sidley Austin Brown & Wood as to the legality of the offer or sale of the Units in such jurisdiction.

                  SECTION 5.  COVENANTS OF THE MANAGING OWNER.

                  (a) The Managing Owner will not file any amendment to the Registration Statement without giving the Selling Agent a reasonable period of time to review such amendment prior to filing or to which the Selling Agent reasonably objects, unless advised by counsel that doing so is required by law. The Managing Owner will notify the Selling Agent immediately, and confirm such notification in writing to [ _______________________ ], counsel for the Selling Agent, (i) when any amendment to the Registration Statement shall have become effective,
         (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (iv) of any material criminal, civil or administrative proceedings against or involving the Managing Owner or the Trust, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act, the registration or NFA membership of the Managing Owner as a "commodity pool operator" or "commodity trading advisor," or the registration of the Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or any Promotional Material or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, or (vi) of any threatened action of the type referred to in clauses (iii) through (v) of which the Managing Owner is aware. In the event any order of the type referred to in clause (v) is issued, the Managing Owner agrees to use best efforts to obtain a lifting or rescinding of such order at the earliest feasible date.

                  (b) The Managing Owner will deliver to the Selling Agent as many conformed copies of the Registration Statement as originally filed and of each amendment thereto, together with exhibits, as the Selling Agent may reasonably request, and will also deliver to the Selling Agent such number of conformed copies of the

         Registration Statement as originally filed and as of each amendment thereto without exhibits as the Selling Agent shall reasonably request.

                  (c) The Managing Owner will deliver to the Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) and of the Promotional Material as the Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

                  (d) The Managing Owner will deliver to the Selling Agent: (i) copies of all "Blue Sky" and other state securities law clearances obtained by the Trust; (ii) daily profit and loss statements setting forth all transactions executed on behalf of the Trust; and (iii) copies of all monthly and annual reports, and of any other communications, sent to the Unitholders.

                  (e) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the Managing Owner and the Trust will comply with all requirements imposed upon them by the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

                  (f) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner or the Selling Agent, to amend or supplement the Prospectus in order (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a subscriber, or
         (ii) to conform with applicable CFTC or SEC Regulations, the Managing Owner shall forthwith prepare and furnish to the Selling Agent, at the expense of the Managing Owner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so as to effect the necessary changes. No such amendment or supplement shall be filed or used without the approval of the Selling Agent.

                  Section 6. PAYMENT OF EXPENSES AND FEES. The Managing Owner will pay all expenses incident to the performance of the obligations of the Managing Owner and the Trust hereunder, including: (i) the printing and delivery to the Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any supplemental sales materials; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC, CFTC and NFA; (iii) the filing fees payable to the SEC and the NASD; (iv) the qualification of the Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the Managing Owner's counsel incurred in connection therewith;
(v) the services of Sidley Austin Brown & Wood and accountants for the Managing Owner and the Trust; and (vi) the "roadshow" expenses (including, but not limited to, expenses incurred in connection with travel, lodging and meals) (y) of the Managing Owner, and (z) in respect of "roadshows" devoted predominantly to the marketing of the Trust, of designated officers of the Selling Agent travelling together with one or more representatives of the Managing Owner.

                  The Managing Owner and the Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD Conduct Rules on the aggregate compensation which may be received by the Selling Agent in connection with the offering and sale of the Units. The Selling Agent will in no event accept any payments from the Managing Owner which, when added to the selling commissions (not including ongoing compensation) which the Selling Agents receive on each sale of a Unit, would exceed 10% of the gross proceeds of the Units sold to the public.

                  Section 7. CONDITIONS OF CLOSING. The sale of the Units is subject to the accuracy of the representations and warranties of the parties hereto, to the performance by such parties of their respective obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective and at each Closing Time no order suspending the effectiveness thereof shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC, and the CFTC shall have filed the Prospectus as a Disclosure Document without a finding of further deficiencies.

                  (b) At the Initial Closing Time, Richards, Layton & Finger, Delaware counsel to the Managing Owner, shall deliver its opinion, in form and substance satisfactory to the parties hereto, to the effect that:

                           (i) The Certificate of Trust pursuant to which the
                  Trust has been formed and the Trust Agreement of the Trust each provides for the subscription for and sale of the Units; assuming that all action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust and each subscriber who purchases Units will become a Unitholder with the same limitation on personal liability as a stockholder in a private corporation for profit under the laws of the State of Delaware, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Managing Owner a Subscription Agreement and Power of Attorney relating to the Units purchased by such party, that such purchaser meets all applicable suitability standards and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

                           (ii) The Trust is a business trust duly and validly
                  organized pursuant to the Certificate of Trust, the Trust Agreement and the Delaware Act, and is validly existing under the laws of the State of Delaware with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus.

                           (iii) The Trust Agreement constitutes a valid and
                  binding obligation of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

                           (iv) To the best of our knowledge, there are no legal
                  or governmental proceedings pending in the State of Delaware against the Trust.

                           (v) The execution and delivery by the Trust of the
                  Trust Transaction Documents and the performance by the Trust of the transactions contemplated thereby do not violate any order, writ, injunction or decree of any such court or of any regulatory authority or agency of the State of Delaware which is binding upon the Trust or to which the Trust is subject.

                           (vi) No authorizations or approvals of, and no
                  filings with, any governmental or regulatory or agency of the State of Delaware are necessary for the Trust to conduct its business as described in the Prospectus, other than any authorizations, approvals and filings under applicable securities laws (with respect to which authorizations, approvals and filings we express no opinion) and filing of the Certificate.

                  (c) At the Initial Closing Time, Sidley Austin Brown & Wood, counsel to the Managing Owner shall deliver its opinion, in form and substance satisfactory to the parties here to, to the effect that:

                           (i) The Managing Owner is duly organized, validly
                  existing and in good standing as a corporation under the laws of the State of Delaware and is in good standing and qualified to do business in each other jurisdiction in which the failure to so qualify might reasonably be expected to result in material adverse consequences to the Trust. The Managing Owner has full corporate power and authority to perform its obligations as described in the Registration Statement, the Prospectus and herein, and all action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefore has been taken.

                           (ii) The Managing Owner (including the Managing
                  Owner's principals) and the Trust each has all federal and state governmental and all regulatory and self-regulatory approvals and licenses, and has received or made all filings and registrations with federal and state governmental and all regulatory and self-regulatory agencies necessary in order for the Managing Owner and the Trust, respectively, to conduct their respective businesses as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

                           (iii) Each of the Customer Agreement and this
                  Agreement has been duly authorized, executed and delivered by or on behalf of the Managing Owner and/or the Trust, as the case may be, and assuming that such agreements are binding on the other parties thereto and hereto, each of the Customer Agreement and this Agreement constitutes a valid, binding and enforceable agreement of the Managing Owner and/or the Trust, as the case may be, in each case in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

                           (iv) The execution and delivery of this Agreement,
                  the Trust Agreement, and the Customer Agreement, and the incurrence of the obligations herein, therein and in the Prospectus set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contravention of any of the provisions of the Managing Owner's certificate of incorporation or by-laws and, to the best of their knowledge, will not constitute a breach of, or default under, any instrument by which the Managing Owner or the Trust is bound or any order, rule or regulation applicable to the Managing Owner or the Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

                           (v) To the best of their knowledge, there are no
                  actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative agency or regulatory or self-regulatory body, nor have there been any such suits, claims or proceedings within the last five years, to which the Managing Owner (or any principal of the Managing Owner) or the Trust is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust.

                           (vi) No authorization, approval or consent of any
                  governmental or self-regulatory authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules, NASD rules or applicable securities or "Blue Sky" laws.

                           (vii) The information in the Prospectus under the
                  caption "Federal Income Tax Aspects," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects, insofar as it relates to the income tax consequences to the Trust and to the federal income tax consequences of an investment in the Trust by U.S. individual taxpayers.

                           (viii) The Registration Statement is effective under
                  the 1933 Act and no proceeding for a stop order is pending or, to the best of their knowledge, threatened under Section 8(c) or Section 8(e) of the 1933 Act or any applicable state "Blue Sky" laws.

                           (ix) At the time the Registration Statement and any
                  post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, SEC Regulations, the Commodity Act, the CFTC regulations and the rules of the NFA. Nothing has come to their attention that would cause them to believe that (a) at the time that the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first issued or as subsequently issued or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such counsel need express no opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, (B) as to the performance data set forth in the Registration Statement, or (C) the pro forma adjustments made to the actual performance data set forth in the Registration Statement.

                           (x) Assuming operation in accordance with the
                  Prospectus, the Trust at a Closing Time will not be an "investment company" as that term is defined in the Investment Company Act of 1940, and the Managing Owner need not be registered as an "investment adviser" under the Investment Advisers Act of 1940 in respect of its management of the Trust.

                  (d) At the Initial Closing Time, counsel for the Selling Agent (as selected by the Selling Agent) shall, if required by the Selling Agent, deliver its opinion to the Selling Agent, in form and substance satisfactory to the Selling Agent, regarding the pertinent matters as the Selling Agent may deem appropriate.

                  (e) At each Closing Time, the Managing Owner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been instituted or to the best of their knowledge upon due and diligent inquiry threatened by the SEC, the CFTC or other regulatory or self-regulatory body; (ii) the representations and warranties of the Managing Owner contained herein are true and correct with the same effect as though expressly made at such Closing Time and in respect of the Registration Statement as in effect at such Closing Time; and (iii) the Managing Owner has performed all covenants and agreements herein contained which are required to be performed on their part at or prior to such Closing Time.

                  (f) At or prior to the Initial Closing Time, the Trust shall have received a capital contribution of the Managing Owner in the amount required by its Trust Agreement and as described in the Prospectus.

                  (g) At the Initial Closing Time, executed copies of the Trust Agreement, the Customer Agreement, any Additional Selling Agent Agreements and this Agreement shall be delivered to all parties.

                  (h) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to Sidley Austin Brown & Wood, counsel for the Managing Owner and to the counsel for the Selling Agent.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled prior to a Closing Time, this Agreement and all obligations hereunder may be cancelled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to such Closing Time, and any such cancellation or termination shall be without liability of any party to any other party other than in respect of Units already sold and except as otherwise provided in Sections 6 and 8 of this Agreement.

                  Section 8. INDEMNIFICATION, CONTRIBUTION AND EXCULPATION. The Managing Owner agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of Section 15 of the 1933 Act, as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever arising from any breach of any representation or warranty of the Managing Owner set forth herein or from any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or in the Promotional Material or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such breach, untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

                  (c) against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such material breach, untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses
         (a) or (b) above.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to the Selling Agent (or a controlling person of the Selling Agent) in respect of any loss, liability, claim, damage or expense referred to herein, then the Managing Owner shall, in lieu of indemnifying the Selling Agent (or controlling person) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Managing Owner on the one hand and the Selling Agent on the other from the offering of the Units by the Selling Agent or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Managing Owner on the one hand and the Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. In no event shall the aggregate contribution or liability of the Selling Agent exceed the aggregate selling commissions and ongoing compensation paid to the Selling Agent hereunder. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Managing Owner on the one hand or the Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by the Selling Agent (or controlling person) as a result of the loss, liability, claim, damage or expense referred to above in this Section 8(d), shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

                  In no case shall the Managing Owner be liable under this indemnity and contribution agreement with respect to any claim unless the Managing Owner shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the Managing Owner shall not relieve the Managing Owner from any liability which it may have otherwise than on account of this indemnity and contribution agreement. The Managing Owner shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party (or party entitled to contribution hereunder) or parties, defendant or defendants therein.

                  The Managing Owner agrees to notify the Selling Agent within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any person who controls the Managing Owner within the meaning of Section 15 of the 1933 Act.

                  Section 9. STATUS OF PARTIES. In marketing Units pursuant to this Agreement, the Selling Agent is acting solely as an agent for the Trust, and not as a principal. The Selling Agent will use its best efforts to assist the Trust in obtaining performance by each purchaser solicited by the Selling Agent whose offer to purchase Units from the Trust has been accepted on behalf of the Trust, but the Selling Agent shall not have any liability to the Trust in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason. Except as specifically provided herein, the Selling Agent shall in no respect be deemed to be an agent of the Trust.

                  Section 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Selling Agent, the Managing Owner, the Trust, or any person who controls any of the foregoing, and shall survive the Closing Times.

                  Section 11. TERMINATION. The Selling Agent shall have the right to terminate its participation under this Agreement at any time for cause and at any time after the end of the Initial Offering Period upon fifteen (15) business days' prior written notice of such termination to the Managing Owner and the Trust. The Managing Owner may terminate the offering of the Units at any time upon fifteen (15) business days' prior written notice to the Selling Agents.

                  Section 12. SURVIVAL. Irrespective of the expiration or termination of this Agreement, Sections 5, 6 and 8 hereof shall survive, and all applicable provisions of this Agreement with respect to outstanding Units.

                  Section 13. NOTICES AND AUTHORITY TO ACT. All communications hereunder shall be in writing and, if sent to the Managing Owner or the Trust, shall be mailed, delivered or telecopied and confirmed to the Managing Owner at:
411 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Mr. George Crapple; with copies to The Millburn Corporation, 1270 Avenue of the Americas, New York, New York 10020, Attention: Mr. Harvey Beker, and to Millburn Ridgefield Corporation, 1560 Sherman Avenue, Suite 810, Evanston, Illinois 60201, Attention: Mr. Dennis Newton; and Mr. James B. Biery, Sidley Austin Brown & Wood, Bank One Plaza, Chicago, Illinois 60603. If sent to the Selling Agent, shall be mailed, delivered or telecopied and confirmed to it at ______________________, Attention: _______________ ,with copies to
_______________________________________________, Attention:________________
Notices shall be effective when actually received.

                  Section 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Selling Agent, the Trust, the Managing Owner and such parties' respective successors to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of a Unit shall be considered to be a successor or an assignee solely on the basis of such purchase.

                  Section 15. GOVERNING LAW. This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

                  Section 16. CONSENT TO JURISDICTION. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the City of New York, and State of New York. Accordingly, the parties hereto consent and submit to the jurisdiction of the federal and state courts and applicable arbitral body located within the City of New York, and State of New York. The parties further agree that any such action or proceeding brought by any party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate, before any applicable arbitral body, located within the City of New York, and State of New York.

                  The Managing Owner and the Trust each agree that, at the request of the Selling Agent, they will submit any action or proceeding referred to in this Section 16 to NFA arbitration in the City and

State of New York, and agree to execute and deliver to the Selling Agent the Selling Agent's standard form of arbitration agreement, as required by NFA regulations.

                  Section 17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and both of which together shall be deemed one and the same instrument.

                  If the foregoing is in accordance with each party's understanding of their agreement, each party is requested to sign and return to the Managing Owner and the Trust a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                                         Very truly yours,

                                         GLOBAL MACRO TRUST

                                         By:  MILLBURN RIDGEFIELD
                                                  CORPORATION, Managing Owner


                                         By:________________________________
                                              George E. Crapple, Vice Chairman


                                         MILLBURN RIDGEFIELD CORPORATION


                                         By:________________________________
                                             George E. Crapple, Vice Chairman

Confirmed and accepted as of the date first above written:

[SELLING AGENT]


By:_________________________________________


Title:______________________________________

                                                                       EXHIBIT A





                       ADDITIONAL SELLING AGENT AGREEMENT





                               GLOBAL MACRO TRUST
                           (A DELAWARE BUSINESS TRUST)

                                $_______________

                          UNITS OF BENEFICIAL INTEREST





                         MILLBURN RIDGEFIELD CORPORATION
                                 Managing Owner





                                 DATED ___, 2001

                               GLOBAL MACRO TRUST


                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
Section  1.  Representations and Warranties
                          of the Managing Owner...........................................       1

Section  2.  Offering and Sale of Units...................................................       5

Section  3.  Compliance with Appendix F and General Laws..................................       8

Section  4.  Blue Sky Survey..............................................................      10

Section  5.  Covenants of the Managing Owner..............................................      10

Section  6.  Payment of Expenses and Fees.................................................      11

Section  7.  Conditions of Closing........................................................      11

Section  8.  Indemnification, Contribution and
                          Exculpation.....................................................      12

Section  9.  Status of Parties............................................................      14

Section 10.  Representations, Warranties and
                          Agreements to Survive Delivery..................................      14

Section 11.  Termination..................................................................      14

Section 12.  Survival.....................................................................      14

Section 13.  Notices and Authority to Act.................................................      14

Section 14.  Parties......................................................................      14

Section 15.  Governing Law................................................................      15

Section 16.  Consent to Jurisdiction......................................................      15

Section 17.  Counterparts.................................................................      15

                               GLOBAL MACRO TRUST
                           (A DELAWARE BUSINESS TRUST)

                                   $__________

                          UNITS OF BENEFICIAL INTEREST

                            INITIALLY $1,000 PER UNIT


                       ADDITIONAL SELLING AGENT AGREEMENT

                                                                       ___, 2001


[ADDITIONAL SELLING AGENT]


Dear Sirs:

                  MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (THE "MANAGING OWNER"), has caused the formation of a business trust pursuant to the Delaware Business Trust Act (the "Delaware Act") under the name, GLOBAL MACRO TRUST (THE "TRUST"), for the purposes of engaging in the speculative trading of futures and forward contracts, options on futures and forward contracts and other commodity interests, implementing the systematic trading methods of the Managing Owner. [SELLING AGENT] THE "PRINCIPAL SELLING AGENT" has been appointed pursuant to a Selling Agreement by and among itself, the Managing Owner and Trust, as the principal Selling Agent for the Trust. Other selling agents (the "Additional Selling Agents") may be selected by the Managing Owner, with the consent of the Principal Selling Agent in accordance with the terms of the Selling Agreement. You have been so selected by the Managing Owner, and the Principal Selling Agent has consented to such selection. We understand that you are willing to use your best efforts to market the Trust's units of beneficial interest ("Units").

                  Accordingly, the Additional Selling Agent, the Managing Owner and the Trust, intending to be legally bound, hereby agree as follows.

                  Section 1. REPRESENTATIONS AND WARRANTIES OF THE MANAGING OWNER. The Managing Owner represents and warrants to the Additional Selling Agent as follows -- such representations and warranties to be restated and reaffirmed as of each Closing Time (as defined in Section 2 hereof):

                  (a) The Trust has filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-1 (No. 333-_____), as initially filed with the SEC on _______, 2001, as amended by Amendment No. 1 thereto filed with the SEC on _______, 2001, for the registration of the Units under the Securities Act of 1933, as amended (the "1933 Act"), and has filed one copy thereof with the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act, as amended (the "Commodity Act"), and the rules and regulations thereunder (the "CFTC Regulations") and one copy with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13. The registration statement as amended and delivered to all parties hereto at the time it becomes effective and the prospectus included therein are hereinafter called the "Registration Statement" and the "Prospectus," respectively, except that (i) if the Trust files a subsequent post-effective amendment to the registration statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the registration statement as amended by such post-effective amendment thereto, and the term "Prospectus" shall refer to the prospectus as most recently issued by the Trust pursuant to the rules and regulations of the SEC promulgated under the 1933 Act (the "SEC Regulations").

                  The Managing Owner agrees to suspend the offering immediately and inform the Additional Selling Agent if the Managing Owner has any reason to believe that it may be necessary or advisable to amend the Registration Statement or supplement the Prospectus.

                  No reference to the Additional Selling Agent may be made in the Registration Statement, Prospectus or in any promotional brochure or other marketing materials (collectively, "Promotional Material") including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations, which has not been approved in writing by the Additional Selling Agent, which approval the Additional Selling Agent may withhold in its sole and absolute discretion. The Trust will file all Promotional Material with the National Association of Securities Dealers, Inc. (the "NASD"), and shall not use any such Promotional Material to which the NASD has objected without first effecting such modifications as are necessary to address any such objection. The Trust will file all Promotional Material in all state jurisdictions, and shall not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modification to the Promotional Material).

                  All representations, warranties and indemnities set forth herein will be deemed to be restated in their entirety as of each Closing Time (as defined in Section 2(e) hereof).

                  (b) The certificate of trust (the "Certificate of Trust") pursuant to which the Trust has been formed and the Declaration of Trust and Trust Agreement of the Trust (the "Trust Agreement") provide for the subscription for and sale of the Units of the Trust; all action required to be taken by the Managing Owner and the Trust as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Closing Time (as defined in Section 2 hereof) will have been, taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust as to which the subscribers thereto will have the same limitation on personal liability as stockholders in a private corporation for profit organized under the laws of the State of Delaware, and the subscribers will be Unitholders of the Trust entitled to all the applicable benefits under the Trust Agreement and the Delaware Act.

                  (c) The Trust is a business trust duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Prospectus. The Trust is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Unitholders and in which the nature or conduct of its business as described in the Registration Statement requires such qualification and the failure to be so qualified would materially adversely affect the Trust.

                  (d) The Managing Owner is, and will continue to be so long as it is the managing owner of the Trust, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would materially adversely affect the Trust or the Managing Owner's ability to perform its obligations hereunder.

                  (e) The Trust and the Managing Owner each have full trust and corporate power and authority, as the case may be, under applicable law to perform its respective obligations under the Trust Agreement, and this Agreement, and to conduct its business as described in the Registration Statement and Prospectus.

                  (f) The Registration Statement and Prospectus contain all statements and information required to be included therein by the Commodity Act and the rules and regulations promulgated thereunder. When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including each Closing Time, the Registration Statement, Prospectus and Promotional Material will comply in all material respects with the requirements of the 1933 Act, the Commodity Act, the SEC Regulations and the CFTC Regulations and will be accurate and complete in all material respects. The Registration Statement as of its effective date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and each item of the Promotional Material (considered individually) as of the date of their issue and at all times subsequent thereto up to and including each Closing Time will not contain any untrue statement of a material fact or (considered collectively) omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statements are made, not misleading.

                  (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there will not have been any adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust, whether or not arising in the ordinary course of business, of which the Additional Selling Agent shall not be informed by the Managing Owner.

                  (h) Each of the Trust Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Managing Owner on behalf of the Trust and by the Managing Owner, and each constitutes a valid, binding and enforceable agreement of the Trust and the Managing Owner in accordance with its terms.

                  (i) The execution and delivery of the Trust Agreement and this Agreement, the incurrence of the obligations set forth therein and herein and the consummation of the transactions contemplated therein, herein and in the Prospectus: (i) will not constitute a breach of, or default under, any instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their property or assets is bound, or any statute, order, rule or regulation applicable to the Managing Owner or the Trust, as the case may be, of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust, as the case may be; (ii) will not result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Managing Owner or the Trust; (iii) will not give any party a right to terminate its obligations or result in the acceleration of any obligations under any material instrument or agreement by which the Managing Owner or the Trust, as the case may be, or any of their respective property or assets is bound; and (iv) will not result in any material liability (other than such as may be contemplated hereby) on the part of either the Managing Owner or the Trust.

                  (j) Except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending nor, to the best of the Managing Owner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust or which is required to be disclosed in the Registration Statement or Prospectus pursuant to the Commodity Act, the 1933 Act, the CFTC Regulations or the SEC Regulations.

                  (k) No stop order relating to the Registration Statement has been issued by any federal or state securities commission, and no proceedings therefor are pending or, to the best knowledge of the Managing Owner, threatened.

                  (l) The Managing Owner and each of its principals and employees have, and will continue to have so long as it is the managing owner of the Trust, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the Managing Owner (either on behalf of itself or its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its or their obligations as described under the Trust Agreement (including, without limitation, registration (i) as a commodity pool operator and commodity trading advisor under the Commodity Act, (ii) membership in the NFA as a commodity pool operator and commodity trading advisor, and (iii) as a "transfer agent" with the Securities and Exchange Commission, and this Agreement and the performance of such obligations will not contravene or result in a breach of any provision of the Managing Owner's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon it or any of its employees or principals.

                  (m) The Trust does not require any federal or state governmental, regulatory, self-regulatory or commodity exchange approvals or licenses, and the Trust need not effect any filings or registrations with any federal or state governmental agencies in order to conduct its business and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings under the 1933 Act, the Commodity Act and state securities laws relating solely to the offering of the Units).

                  (n) The Managing Owner has the financial resources necessary to meet its obligations to the Additional Selling Agent hereunder.

                  (o) The actual performance of each discretionary client account directed by the Managing Owner or any principal of the Managing Owner is disclosed in the Prospectus as required by the rules under the Commodity Act and of the NFA; all of the information regarding the actual performance of the accounts of the Managing Owner and the Managing Owner's principals set forth in the Prospectus is complete and accurate in all material respects and, except as disclosed in the Prospectus, is in accordance and compliance with the disclosure requirements under the Commodity Act and the CFTC Regulations thereunder as well as of the NFA. The trading systems which produced the performance records included in the Prospectus are representative of the trading systems to be used for the Trust (although, as described in the Prospectus, these systems have evolved and developed over time).

                  (p) The Managing Owner acknowledges that the Additional Selling Agent's customer lists constitute proprietary data belonging to the Additional Selling Agent, and the Managing Owner agrees that it will not disseminate any confidential information regarding any of the foregoing, except as required by law. Furthermore, the Managing Owner agrees that it will not independently solicit any client on the Additional Selling Agent's customer lists, except as requested by the Additional Selling Agent in connection with soliciting investments in the Trust.

                  (q) The accountants who certified the Statement of Financial Position of the Managing Owner and the Statement of Financial Condition of the Trust included in the Registration Statement are, with respect to the Managing Owner and the Trust, independent public accountants as required by the 1933 Act and the SEC Regulations. These Statements fairly present the financial position and financial condition of the Managing Owner and the Trust, as the case may be, as of the date of such Statements. The audited Statement of Position of the Managing Owner and Statement of Financial Condition of the Trust are presented in accordance, and the unaudited Statements of Financial Position of the Managing Owner substantially in accordance, with Generally Accepted Accounting Principles (as currently in effect in the United States).

                  Section 2.  OFFERING AND SALE OF UNITS.

                  (a) The Additional Selling Agent is hereby appointed as a non-exclusive Additional Selling Agent for the Trust during the term herein specified for the purpose of finding acceptable subscribers for the Units through a public offering of such Units. Subject to the performance by the Managing Owner of its obligations hereunder and to the completeness and accuracy in all material respects of the representations and warranties of the Managing Owner contained herein, the Additional Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts to find acceptable subscribers.

                  It is understood that the Additional Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including affiliates, which may be offered or sold during the term hereof. The agency of the Additional Selling Agent hereunder shall continue until the expiration or termination of this Agreement, as provided herein, including such additional period as may be required to effect the closing of the sale of the Units subscribed for through the Additional Selling Agent through the date of termination.

                  Each subscriber shall be required to submit a minimum subscription of at least $5,000 ($2,000 for trustees or custodians of eligible employee benefit plans and individual retirement accounts; $1,000 for existing Unitholders making additional investments), subject to the higher minimum requirements imposed by certain state regulators as set forth in Exhibit B to the Prospectus. Incremental investments are permitted in $100 multiples, with Units being sold in fractions calculated to three decimal places.

                  The Managing Owner agrees to pay, from its own funds, to the Additional Selling Agent a selling commission of $40 per Unit on each Unit sold by the Additional Selling Agent at the Initial Closing (4 of the Net Asset Value per Unit on each Unit sold at each Additional Closing); provided that on subscriptions which (in the aggregate) equal or exceed $100,000, $500,000 or $1,000,000, the Managing Owner will pay a selling commission of $35, $30 or $20 per Unit, respectively (3.5%, 3.0% or 2.0%, respectively, of the Net Asset Value per Unit at each Additional Closing). In respect of Units sold through and participating in the Additional Selling Agent's "wrap account" program to participants in such program, no selling commission shall be due from the Managing Owner. Rather, that the Managing Owner shall pay the Additional Selling Agent an administrative fee equal to 0.35 of 1% of the Net Asset Value of each Unit sold through and participating in such "wrap account" at the Initial Closing and at each Additional Closing.

                  The Additional Selling Agent agrees that it will promptly pass on to its Registered Representatives that portion of the selling commissions received from the Managing Owner to which such Registered Representatives are entitled pursuant to the Additional Selling Agent's standard compensation procedure, as determined by the Additional Selling Agent from time to time.

                  (b) For ongoing services rendered to Unitholders, the Managing Owner shall pay the Additional Selling Agent, provided the Additional Selling Agent is and remains registered with the CFTC as a "futures commission merchant" or "introducing broker" and a member in good standing of the NFA in such capacity, ongoing compensation in an amount equal to 0.33 of 1% (a 4.0% annual rate) of the month-end Net Asset Value of Units sold by the Additional Selling Agent (other than Units sold to participants in the Additional Selling Agent's "wrap account" program) remaining outstanding as of the end of each month (including Units redeemed as of the end of such month); provided that with respect to subscriptions which (in the aggregate) equal or exceed $100,000, $500,000 or $1,000,000, or to Units sold to participants in the Additional Selling Agent's "wrap account" program and which participate in such program, the ongoing compensation or administrative fee, as the case may be, with respect to such Units shall be equal to a 3.5%, 3%, 2% or 0.35% annual rate, respectively. Such ongoing compensation or administrative fee, as the case may be, shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit -- which for these purposes occurs. As of the Closing Date (the first day of the month) for the related subscription proceeds, not when the related subscriptions are received by the Trust or accepted by the Managing Owner -- and shall continue only for as long as such Unit remains outstanding. The Managing Owner shall pay the ongoing compensation or administrative fee, as the case may be, due to the Additional Selling Agent within fifteen (15) business days of the end of each calendar quarter.

                  Ongoing compensation or administrative fee, as the case may be, which is payable to the Additional Selling Agent only in respect of Units sold by Registered Representatives who are themselves registered with the CFTC and who have passed either the Series 3 National Commodity Futures Examination or the Series 31 Futures Managed Funds Examination, is contingent upon the provision by such Registered Representatives of ongoing services in connection with the Units sold by such Registered

         Representatives, including: (i) inquiring of the Managing Owner from time to time, at the request of an owner of Units, as to the Net Asset Value of a Unit; (ii) inquiring of the Managing Owner from time to time, at the request of an owner of Units, regarding the commodities markets and the Trust; (iii) assisting, at the request of the Managing Owner, in the redemption of Units; and (iv) providing such other services to the owners of Units as the Managing Owner may, from time to time, reasonably request. The Additional Selling Agent agrees to adopt procedures to monitor the adequacy of the ongoing services provided by the Registered Representative.

                  In the case of Units sold by Registered Representatives who are not qualified to receive ongoing compensation as set forth above, the Managing Owner will pay the Additional Selling Agent installment selling commissions or administrative fees, as the case may be, at the same rate as in the case of ongoing compensation or administrative fees, as the case may be, but limited, pursuant to applicable NASD policy, in amount to 5.5% of the initial subscription price of the Units sold by such Registered Representative (6%, 6.5% and 7.5% in the case of aggregate subscriptions equal to or in excess of $100,000, $500,000 or $1,000,000, respectively and 9.15% in the case of Units sold through and participating in the Additional Selling Agent's `wrap account" program); provided, that no such installment selling commissions or administrative fees, as the case may be, shall be payable until the Managing Owner and the Additional Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD Conduct Rules in respect of aggregate compensation which may be received by the Selling Agents.

                  The Additional Selling Agent agrees to adopt procedures to monitor the payment of installment selling commissions in order to ensure that such commissions do not exceed 5.5% (or applicable higher amount) of the subscription price of affected Units.

                  The Additional Selling Agent agrees to pass ongoing compensation and installment selling commissions on to its Registered Representatives on an ongoing basis, pursuant to the Additional Selling Agent's standard compensation procedures, as determined by the Additional Selling Agent from time to time.

                  (c) The Additional Selling Agent must be either (i) a dealer who is a member in good standing of the NASD and which agrees, or (ii) a foreign bank, dealer or institution ineligible for membership in a registered security association (within the meaning of Rule 2420 of the NASD's Conduct Rules) and agree that it will make no sales of Units within the United States, its territories or possessions or areas subject to its jurisdiction.

                  (d) Ongoing compensation and administrative fees will be paid at the end of each calendar quarter for which such compensation or fee is payable on the basis of the Units outstanding during each month during such quarter. Net Assets, for purposes of determining ongoing compensation or administrative fees, shall be calculated after reduction of all expenses of the Trust, including both accrued and unpaid expenses.

                  The Additional Selling Agent (unless it is a foreign dealer), although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not provide the ongoing services described above.

                  (e) At the end of the Initial Offering Period specified on the cover of the Prospectus, the Managing Owner shall notify the Additional Selling Agent of the initial closing of the Trust (the "Initial Closing" and the date of such closing the "Initial Closing Date") as well as of the aggregate number of Units for which the Managing Owner has received acceptable subscriptions. Following the Initial Closing Time, Units shall continue to be sold as of the first day of each calendar month (each such sale, an "Additional Closing" and each such date a "Closing Time"), in the discretion of the Trust.

                  (f) No selling commissions or ongoing compensation shall be paid on Units sold to the Managing Owner or any of its principals or affiliates.

                  (g) The Trust shall not in any respect be responsible for any selling commissions or ongoing compensation described herein. All such commissions and ongoing compensation are to be solely the responsibility of the Managing Owner.

                  Section 3.  COMPLIANCE WITH RULE 2810 AND GENERAL LAWS.

                  (a) The Additional Selling Agent will use its best efforts to find eligible persons to purchase the Units on the terms stated herein and in the Registration Statement and Prospectus. It is understood that the Additional Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer and sale of the Units, the Additional Selling Agent represents that it will comply fully with all applicable laws, and the rules and interpretations of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory body. In particular, and not by way of limitation, the Additional Selling Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Additional Selling Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

                  (b) The Additional Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Trust is in no respects a "tax shelter") the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust; and the Units are otherwise a suitable investment for the subscriber. The Additional Selling Agent agrees to maintain such records as are required by the NASD and the state securities commissions for purposes of determining investor suitability. In connection with making the foregoing representations and warranties, the Additional Selling Agent further represents and warrants that it has, among other things, examined the following sections in the Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Trust and provides an adequate basis to subscribers for evaluating an investment in the Units:

                  "The Risks You Face"
                  "Investment Factors"
                  "Performance Information"
                  "The Managing Owner"
                  "Use of Proceeds"
                  "Charges"
                  "Redemptions; Net Asset Value"
                  "Conflicts of Interest"
                  "The Trust and the Trustee"
                  "Federal Income Tax Aspects"
                  "The Futures and Forward Markets"
                  "Supplemental Performance Information"

         In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent has not relied on inquiries made by or on behalf of any other parties.

                  The Additional Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

                  (c) All payments for subscriptions will be made by subscriber check payable to "GLOBAL MACRO TRUST" for deposit in the Trust's account maintained at FBR National Bank & Trust, Bethesda, Maryland, and submitted to the Additional Selling Agent. Such payments will be transmitted to FBR National Bank & Trust by Noon, New York time, on the business day (in the case of foreign dealers, as soon as practicable) following receipt thereof in accordance with the procedures set forth in the Prospectus and the Subscription Agreement and Power of Attorney.

                  (d) As an alternative to submitting subscription checks, a subscriber may instead authorize the Additional Selling Agent to debit the subscriber's customer securities account maintained with the Additional Selling Agent. Subscribers who do so must have their subscription payments in their accounts on the specified settlement date, of which subscribers will be notified by the Additional Selling Agent and which will occur not later than three (3) business days following notification by the Managing Owner to the Additional Selling Agent of the acceptance of a particular subscription and not later than the termination of the offering period for the Units. On each settlement date, subscribers' customer securities accounts will be debited by the Additional Selling Agent in the amount of their subscriptions. The amount of the subscription payments so debited will be transmitted by the Additional Selling Agent directly to FBR National Bank & Trust in the form of a Selling Agent check or wire transfer made payable to "GLOBAL MACRO TRUST."

                  (e) The Additional Selling Agent represents and warrants that it will comply with all applicable laws, regulations and NASD rules, policy statements and interpretations in distributing the Units (including, without limitation, the restriction of installment selling commissions to no more than 9.5% of the initial subscription price of the affected Units).

                  The Additional Selling Agent and the Managing Owner may also make such other arrangements for the transmission of subscriptions as they may deem convenient and appropriate; provided that such arrangements comply in all respects with SEC Regulations 10b-9 and 15c2-4

                  Section 4. BLUE SKY SURVEY. The Managing Owner agrees to cause Sidley Austin Brown & Wood, counsel to the Managing Owner, to prepare and deliver to the Additional Selling Agent a Blue Sky Survey which shall set forth the United States jurisdictions in which the Units may be offered and sold. The Managing Owner agrees to use its best efforts to qualify the Units under the securities or Blue Sky laws of the various state jurisdictions, and to maintain such qualification during the term of the offering, provided that the Managing Owner reserves the right to withdraw application for the Units' registration. It is understood and agreed that the Additional Selling Agent may rely, in connection with the offering and sale of Units in any United States jurisdiction, on advice given by Sidley Austin Brown & Wood as to the legality of the offer or sale of the Units in such jurisdiction.

                  Section 5.  COVENANTS OF THE MANAGING OWNER.

                  (a) The Managing Owner will notify the Additional Selling Agent immediately and confirm such notification in writing (i) when any amendment to the Registration Statement shall have become effective or any supplement to the Prospectus is filed, (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (iv) of any material criminal, civil or administrative proceedings against or involving the Managing Owner or the Trust, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act, the registration or NFA membership of the Managing Owner as a "commodity pool operator" or "commodity trading advisor," or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or any Promotional Material or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, or (vi) of any threatened action of the type referred to in clauses (iii) through (v) of which the Managing Owner is aware. In the event any order of the type referred to in clause (v) is issued, the Managing Owner agrees to use best efforts to obtain a lifting or rescinding of such order at the earliest feasible date.

                  (b) The Managing Owner will deliver to the Additional Selling Agent such number of conformed copies of the Registration Statement as originally filed and as of each amendment thereto (without exhibits) as the Additional Selling Agent shall reasonably request.

                  (c) The Managing Owner will deliver to the Additional Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) and of the Promotional Material as the Additional Selling

         Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

                  (d) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the Managing Owner and the Trust will comply with all requirements imposed upon them by the 1933 Act, the Commodity Act, the SEC Regulations and the CFTC Regulations from time to time in force, so far as necessary to permit the continuance of sales of the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

                  (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner or either of the Principal Selling Agents, to amend or supplement the Prospectus in order (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a subscriber, or (ii) to conform with applicable CFTC or SEC Regulations, the Managing Owner shall forthwith prepare and furnish to the Additional Selling Agent, at the expense of the Managing Owner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so as to effect the necessary changes.

                  Section 6. PAYMENT OF EXPENSES AND FEES. The Managing Owner will pay all expenses incident to the performance of the obligations of the Managing Owner and the Trust hereunder, including: (i) the printing and delivery to the Additional Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any supplemental sales materials; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC, CFTC and NFA; (iii) the filing fees payable to the SEC and the NASD; (iv) the qualification of the Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the Managing Owner's counsel incurred in connection therewith; and (v) the services of Sidley Austin Brown & Wood and accountants for the Managing Owner and the Trust.

                  The Managing Owner and the Additional Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD Conduct Rules on the aggregate compensation which may be received by the Additional Selling Agent in connection with the offering and sale of the Units. The Additional Selling Agent will not in any event accept any payments from the Managing Owner which, when added to the selling commissions (not including ongoing compensation) which the Additional Selling Agent receives on each sale of a Unit by the Additional Selling Agent, would exceed 10% of the gross proceeds of the Units sold to the public by the Additional Selling Agent.

                  Section 7. CONDITIONS OF CLOSING. The sale of the Units is subject to the accuracy of the representations and warranties of the parties hereto, to the performance by such parties of their respective obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective and at each Closing Time no order suspending the effectiveness thereof shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC, and the CFTC shall have filed the Prospectus as a Disclosure Document without a finding of further deficiencies.

                  (b) At the Initial Closing Time, Richards, Layton & Finger, Delaware counsel to the Managing Owner, shall deliver its opinion, in form and substance satisfactory to the parties hereto, to the effect that:

                            (i) The Certificate of Trust pursuant to which the
                  Trust has been formed and the Trust Agreement of the Trust each provides for the subscription for and sale of the Units; assuming that all action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust and each subscriber who purchases Units will become a Unitholder with the same limitation on personal liability as a stockholder in a private corporation for profit under the laws of the State of Delaware, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Managing Owner a Subscription Agreement and Power of Attorney relating to the Units purchased by such party, that such purchaser meets all applicable suitability standards and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

                           (ii) The Trust is a business trust duly and validly
                  organized pursuant to the Certificate of Trust, the Trust Agreement and the Delaware Act, and is validly existing under the laws of the State of Delaware with full power and authority to conduct the business in which it proposes to engage as described in the Prospectus.

                           (iii) The Trust Agreement constitutes a valid and
                  binding obligation of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

                           (iv) To the best of our knowledge, there are no legal
                  or governmental proceedings pending in the State of Delaware against the Trust.

                           (v) The execution and delivery by the Trust of the
                  Trust Transaction Documents and the performance by the Trust of the transactions contemplated thereby do not violate any order, writ, injunction or decree of any such court or of any regulatory authority or agency of the State of Delaware which is binding upon the Trust or to which the Trust is subject.

                           (vi) No authorizations or approvals of, and no
                  filings with, any governmental or regulatory or agency of the State of Delaware are necessary for the Trust to conduct its business as described in the

                  Prospectus, other than any authorizations, approvals and filings under applicable securities laws (with respect to which authorizations, approvals and filings we express no opinion) and filing of the Certificate.

                  (c) At the Initial Closing Time, Sidley Austin Brown & Wood, counsel to the Managing Owner shall deliver its opinion, in form and substance satisfactory to the parties here to, to the effect that:

                           (i) The Managing Owner is duly organized, validly
                  existing and in good standing as a corporation under the laws of the State of Delaware and is in good standing and qualified to do business in each other jurisdiction in which the failure to so qualify might reasonably be expected to result in material adverse consequences to the Trust. The Managing Owner has full corporate power and authority to perform its obligations as described in the Registration Statement, the Prospectus and herein, and all action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefore has been taken.

                           (ii) The Managing Owner (including the Managing
                  Owner's principals) and the Trust each has all federal and state governmental and all regulatory and self-regulatory approvals and licenses, and has received or made all filings and registrations with federal and state governmental and all regulatory and self-regulatory agencies necessary in order for the Managing Owner and the Trust, respectively, to conduct their respective businesses as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

                           (iii) Each of the Customer Agreement and this
                  Agreement has been duly authorized, executed and delivered by or on behalf of the Managing Owner and/or the Trust, as the case may be, and assuming that such agreements are binding on the other parties thereto and hereto, each of the Customer Agreement and this Agreement constitutes a valid, binding and enforceable agreement of the Managing Owner and/or the Trust, as the case may be, in each case in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

                           (iv) The execution and delivery of this Agreement,
                  the Trust Agreement, and the Customer Agreement, and the incurrence of the obligations herein, therein and in the Prospectus set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contravention of any of the provisions of the Managing Owner's certificate of incorporation or by-laws and, to the best of their knowledge, will not constitute a breach of, or default under, any instrument by which the Managing Owner or the Trust is bound or any order, rule or regulation applicable to the Managing Owner or the

                  Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

                           (v) To the best of their knowledge, there are no
                  actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative agency or regulatory or self-regulatory body, nor have there been any such suits, claims or proceedings within the last five years, to which the Managing Owner (or any principal of the Managing Owner) or the Trust is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust.

                           (vi) No authorization, approval or consent of any
                  governmental or self-regulatory authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules, NASD rules or applicable securities or "Blue Sky" laws.

                           (vii) The information in the Prospectus under the
                  caption "Federal Income Tax Aspects," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects, insofar as it relates to the income tax consequences to the Trust and to the federal income tax consequences of an investment in the Trust by U.S. individual taxpayers.

                           (viii) The Registration Statement is effective under
                  the 1933 Act and no proceeding for a stop order is pending or, to the best of their knowledge, threatened under Section 8(c) or Section 8(e) of the 1933 Act or any applicable state "Blue Sky" laws.

                           (ix) At the time the Registration Statement and any
                  post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, SEC Regulations, the Commodity Act, the CFTC regulations and the rules of the NFA. Nothing has come to their attention that would cause them to believe that (a) at the time that the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first issued or as subsequently issued or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such counsel need express no opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus,
                  (B) as to the performance data set forth in the Registration Statement, or (C) the pro forma adjustments made to the actual performance data set forth in the Registration Statement.

                           (x) Assuming operation in accordance with the
                  Prospectus, the Trust at a Closing Time will not be an "investment company" as that term is defined in the Investment Company Act of 1940, and the Managing Owner need not be registered as an "investment adviser" under the Investment Advisers Act of 1940 in respect of its management of the Trust.

                  (d) At the Initial Closing Time, counsel for the Additional Selling Agent shall deliver its opinion to the Additional Selling Agent, in form and substance satisfactory to the Additional Selling Agent, regarding such pertinent matters as the Additional Selling Agent may deem appropriate.

                  (e) At each Closing Time, the Managing Owner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been instituted or to the best of their knowledge upon due and diligent inquiry threatened by the SEC, the CFTC or other regulatory or self-regulatory body; (ii) the representations and warranties of the Managing Owner contained herein are true and correct with the same effect as though expressly made at such Closing Time and in respect of the Registration Statement as in effect at such Closing Time; and (iii) the Managing Owner has performed all covenants and agreements herein contained which are required to be performed on their part at or prior to such Closing Time.

                  (f) At or prior to the Initial Closing Time, the Trust shall have received a capital contribution of the Managing Owner in the amount required by its Trust Agreement and as described in the Prospectus.

                  (g) At the Initial Closing Time, executed copies of the Trust Agreement and this Agreement shall be delivered to all parties.

                  (h) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to Sidley Austin Brown & Wood, counsel for the Managing Owner and to the respective counsel for the Additional Selling Agent.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled prior to a Closing Time, this Agreement and all obligations hereunder may be cancelled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to such Closing Time, and any such cancellation or termination shall be without liability of any party to any other party other than in respect of Units already sold and except as otherwise provided in Sections 6 and 8 of this Agreement.

                  Section 8. INDEMNIFICATION, CONTRIBUTION AND EXCULPATION. The Managing Owner agrees to indemnify and hold harmless the Additional Selling Agent and each person, if any, who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever arising from any breach of any representation or warranty of the Managing Owner set forth herein or from any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or in the Promotional Material or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such breach, untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

                  (c) against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such material breach, untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses
         (a) or (b) above.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to the Additional Selling Agent (or a controlling person of the Additional Selling Agent) in respect of any loss, liability, claim, damage or expense referred to herein, then the Managing Owner shall, in lieu of indemnifying the Additional Selling Agent (or a controlling person) contribute to the amount paid or payable by the Additional Selling Agent (or a controlling person) as a result of such loss, liability, claim, damage or expense, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Managing Owner on the one hand and the Additional Selling Agent on the other from the offering of the Units by the Additional Selling Agent or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Managing Owner on the one hand and the Additional Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. In no event shall the liability of the Additional Selling Agent exceed the aggregate selling commissions and ongoing compensation paid to the Additional Selling Agent. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Managing Owner on the one hand or the Additional Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by the Additional Selling Agent as a result of the loss, liability, claim, damage or expense referred to above in this Section 8(d), shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

                  In no case shall the Managing Owner be liable under this indemnity and contribution agreement with respect to any claim unless the Managing Owner shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the Managing Owner shall not relieve the Managing Owner from any liability which it may have otherwise than on account of this indemnity and contribution agreement. The Managing Owner shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party (or parties entitled to contribution hereunder) or parties, defendant or defendants therein.

                  The Managing Owner agrees to notify the Additional Selling Agent within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any person who controls the Managing Owner within the meaning of Section 15 of the 1933 Act.

                  Section 9. STATUS OF PARTIES. In marketing Units pursuant to this Agreement for the Trust, the Additional Selling Agent is acting solely as an agent for the Trust, and not as a principal. The Additional Selling Agent will use its best efforts to assist the Trust in obtaining performance by each purchaser solicited by the Additional Selling Agent whose offer to purchase Units from the Trust has been accepted on behalf of the Trust, but the Additional Selling Agent shall not have any liability to the Trust in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason. Except as specifically provided herein, the Additional Selling Agent shall in no respect be deemed to be an agent of the Trust.

                  Section 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Additional Selling Agent, the Managing Owner, the Trust, or any person who controls any of the foregoing, and shall survive the Closing Times.

                  Section 11. TERMINATION. The Additional Selling Agent shall have the right to terminate this Agreement at any time for cause and at any time after the end of the Initial Offering Period upon fifteen (15) days' prior written notice of such termination to the Managing Owner. The Managing Owner and the Trust may terminate this Agreement at any time upon fifteen (15) days' prior written notice to the Additional Selling Agent.

                  Section 12. SURVIVAL. Irrespective of the expiration and termination of this Agreement, Sections 2, 5 and 8 hereof shall survive and all applicable provisions of this Agreement with respect to outstanding Units.

                  Section 13. NOTICES AND AUTHORITY TO ACT. All communications hereunder shall be in writing and, if sent to the Managing Owner or the Trust, shall be mailed, delivered or telecopied and confirmed to the Managing Owner at:
411 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Mr. George Crapple; with copies to The Millburn Corporation, 1270 Avenue of the Americas, New York, New York 10020, Attention: Mr. Harvey Beker, and to Millburn Ridgefield Corporation, 1560 Sherman Avenue, Suite 810, Evanston, Illinois 60201, Attention: Mr. Dennis Newton; and Mr. James B. Biery, Sidley Austin Brown & Wood, Bank One Plaza, Chicago, Illinois 60603. If sent to the Additional Selling Agent, shall be mailed, delivered or telecopied and confirmed to it at ____________________________, Attention: _____________, with copies to
__________________________________, Attention: _______________. Notices shall be effective when actually received.

                  Section 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Additional Selling Agent, the Trust, the Managing Owner and such parties' respective successors to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of a Unit shall be considered to be a successor or an assignee solely on the basis of such purchase.

                  Section 15. GOVERNING LAW. This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

                  Section 16. CONSENT TO JURISDICTION. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the City of New York, and State of New York. Accordingly, the parties hereto consent and submit to the jurisdiction of the federal and state courts and applicable arbitral body located within the City of New York, and State of New York. The parties further agree that any such action or proceeding brought by any party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate, before any applicable arbitral body, located within the City of New York, and State of New York.

                  Section 17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and both of which together shall be deemed one and the same instrument.

                  If the foregoing is in accordance with each party's understanding of their agreement, each party is requested to sign and return to the Managing Owner and the Trust a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                              Very truly yours,

                              GLOBAL MACRO TRUST

                              By:  MILLBURN RIDGEFIELD
                                       CORPORATION, Managing Owner


                              By:_______________________________________________
                                   George E. Crapple, Co-Chief Executive Officer


                              MILLBURN RIDGEFIELD CORPORATION


                              By:_______________________________________________
                                  George E. Crapple, Co-Chief Executive Officer


Confirmed and accepted as of the date first above written:

[ADDITIONAL SELLING AGENT]


By:_________________________________________



Title:______________________________________